UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ARCONIC INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Arconic Inc. (the “Company”) posted the following information to the Company’s Facebook page (https://www.facebook.com/arconic):

Sponsored 0 ,, Like Page Can Elliott Management’s CEO candidate Larry Lawson truly serve the interests of ALL Arconic shareholders while on Elliott’s payroll? Votlt using the WHITE proxy card today. Keep Arconic Strong Info for Shareholders ARCONIC.COM Arconic 1 llr . Ill learn More Arconic’s deep understanding of its customers has earned the trust of some of the world’s leading companies. Keep Arconic strong - vote the WHITE proxy card. https://goo.gi!GXodbc Anuual Shareholders lVIeeting I Arconic
Arconic

Sponsored 0
’ like Page
Our customers have spoken. Here’s why UTC supports commitment to innovation and its management team. You can too and keep Arconic strong
- vote the WHITE proxy card today.
“Klaus Kleinfeld and his team have been among our
most valuable partners in the development of some
of the most complex parts that make up Pratt &
Whitneys Geared Turbofan Engine ... UTC supports
Klaus and the rest of Arconic management. .. “
l”r. Unllod
V Technolog ies
Gregory J Hayes. Chmrmon. Pr(‘stdenl “-”’.: CtO. Un,ted T(‘(hno/oc}IC’5 Corp
ESS!J ARCONIC
Keep Arconic Strong
Info for Shareholders
ARCONIC.COM
Vote using the WHrrE proxy card today.
learn More

Arconic
Sponsored
Like Page
Airbus Group CEO Tom Enders shares why he supports Arconic's management. You can too. Keep Arconic strong—vote the WHITE proxy card today.
"Under Klaus Kleinfeld's leadership...Arconic has become a key partner to Airbus for new technologies...As CEO of Airbus, I fully support his continued leadership of Arconic."
AIRBUS
Tom Enders, CEO, Airbus Group
ARCONIC
Vote using the WHITE proxy card today.
Keep Arconic Strong
Info for Shareholders
ARCONIC.COM
Learn More

Arconic
Sponsored 0
’ Like Page
Boeing supports Arconic because of the company’s deep commitment to delivering innovation and value. You can too. Keep Arconic strong by voting the WHITE proxy card today.
“In a technology-driven sector like aerospace ... we
need our top-tier suppliers operating as true
business and industry partners. Klaus Kleinfeld
and his team have .. .improved our business
relationship by focusing in the right areas.”
( ;;_HOE,ND
Denm\ r’ -1(li/enbwq. Chomnon. Pre~~dent 81. CfO. Tht HOf’cng Compony
Keep Arconic Strong
Info for Shareholders
ARCONIC.COM
Vote using the WHITE proxy card today.
learn More

*         *         *         *         *         *

The Company posted the following information to its LinkedIn profile

(https://www.linkedin.com/company/arconic):

“In a technology-driven sector like aerospace ... we need our top-tier suppliers operating as true business and industry partners. Klaus Kleinfeld and his team have .. .improved our business relationship by focusing in the right areas.” -BDEING Dennis Muilenburg, Chairman, President & CEO, The Boeing Company
Boeing supportsArconic because ofthe company’s deep commitment to delivering innovation and value. You can too. Keep Arconic strong by voting the WHITE proxy card today. https://goo.gi/GXodbc

Arconic
1h

Boeing supports Arconic because of the company's deep commitment to delivering innovation and value. You can too. Keep Arconic strong by voting the WHITE proxy card today. https://goo.gl/GXodbc



"In a technology-driven sector like aerospace...we need our top-tier suppliers operating as true business and industry partners. Klaus Kleinfeld and his team have...improved our business relationship by focusing in the right areas."
BOEING
Dennis Muilenburg, Chairman, President & CEO, The Boeing Company
ARCONIC
Vote using the WHITE proxy card today.

Keep Arconic Strong. Protect Your Investment.
arconic.com

Arconic
1h

GE Aviation supports Arconic's current leadership and strategy. President and CEO David Joyce explains why. Protect the value of YOUR investment in Arconic—vote the WHITE proxy card today. https://goo.gl/GXodbc



"Investments in technology and rate readiness are more important than ever within the supply chains of our growing aviation industry. GE supports Klaus and the Arconic commitment to those priorities and the long-term future of our industry."
GE Aviation
David Joyce, GE Vice Chair and GE Aviation President & CEO
ARCONIC
Vote using the WHITE proxy card today.

Keep Arconic Strong. Protect Your Investment.
arconic.com

Arconic
1h

Can Elliott Management's CEO candidate Larry Lawson truly serve the interests of ALL Arconic shareholders while on Elliott's payroll? https://goo.gl/GXodbc



Larry Lawson is legally restricted from serving as Arconic's CEO due to a non-compete agreement with his former employer.
ARCONIC
Vote using the WHITE proxy card today.

Keep Arconic Strong. Protect Your Investment.
arconic.com

Arconic
2h

Arconic's deep understanding of its customers has earned the trust of some of the world's leading companies. Keep Arconic strong – vote the WHITE proxy card. https://goo.gl/GXodbc



United Technologies
BOEING
GE Aviation
AIRBUS
ARCONIC
Vote using the WHITE proxy card today.

Keep Arconic Strong. Protect Your Investment.
arconic.com

Arconic
1h

Our customers have spoken. Here's why UTC supports Arconic's management team and its commitment to innovation. You can too. Keep Arconic strong—vote the WHITE proxy card today. https://goo.gl/GXodbc



"Klaus Kleinfeld and his team have been among our most valuable partners in the development of some of the most complex parts that make up Pratt & Whitney's Geared Turbofan Engine...UTC supports Klaus and the rest of Arconic management..."
United Technologies
Gregory J. Hayes, Chairman, President & CEO, United Technologies Corp.
ARCONIC
Vote using the WHITE proxy card today.

Keep Arconic Strong. Protect Your Investment.
arconic.com

*         *         *         *         *         *

The Company sent the following Tweets under the Twitter handle @arconic (https://twitter.com/arconic):

Airbus Group CEO Tom Enders shares why he supports Arconic and its leadership.
Do the same. keep Arconic strong-vote the WHITE proxy card today .
https://goo.gl/GXodbc Under Klaus Klienfelds leadership Arconic has become a key partner to Airbus for new technologies As CEO of Airbus, I fully support his continued leadership of Arconic. Arconic @arconic $ARNC has earned the support of @UTC. Show your support, too: vote the WHITE proxy card: goo.gi/GXodbc “Klaus Kleinfeld and his team have been among our most valuable partners in the development of some of the most complex parts that make up Pratt & Whitney’s Geared Turbofan Engine ... UTC supports Klaus and the rest of Arconic management ... “ ~, United V Technologies Gregory J. Hayes. Chairman. President & CEO. United Technologies Corp. ARCONIC Vote using the White proxy card today.

$ARNC is a valued partner to top aero companies who support Arconic’s team and strategy. Vote the WHITE proxy card goo.gi/GXodbc v ~ AICONIC Vote using the WHITE proxy card today.